Exhibit 10.31

AMENDMENT TO JOINT RESEARCH AND PRODUCT DEVELOPMENT AGREEMENT

This Amendment to the Joint Research and Product Development Agreement  (“Amended Agreement”) dated May 31, 2012 is entered into effective March 29, 2013 (the “Effective Date”), between Sumitomo Precision Products Co., Ltd., a Japanese corporation having a place of business at 1-10 Fuso-cho, Amagasaki, Hyogo 660-0891 Japan, (hereinafter “SPP”), and Visualant, Incorporated a corporation under the laws of the State of Nevada having a business address of 500 Union Street, Suite 420, Seattle, Washington, 98101, and subsidiaries and affiliates (hereinafter “VISUALANT”).

This Amended Agreement reflects the following changes to the Joint Research and Product Development Agreement dated May 31, 2012:

2.2           Deliverables

                        The deliverables for the Amended Agreement are included in Attachment B for the Amended Agreement dated March 25, 2013.

7.1           Term
The term of this Amended Agreement shall commence on the Effective Date and continue through December 31, 2013 (the “Term”), except as set forth herein or if sooner terminated in accordance with provisions herein.  The Term may be extended by mutual consent of the Parties.

Unless detailed in this Amended Agreement, the Joint Research and Product Development Agreement dated May 31, 2012 remains unchanged.

IN WITNESS WHEREOF, VISUALANT and SPP have caused this Amended Agreement to be executed on the dates accompanying each signature below.

Sumitomo Precision Products Co., Ltd. By: /s/ Shinichi Miki Name: Shinichi Miki Title: President
Visualant, Incorporated By: /s/ Ronald P. Erickson Name: Ronald P. Erickson Title: President and CEO

Top Level Schedule on Joint Development Tasks- Attachment B to the Joint Development Agreement														3/25/2013
		2013										2014
Tasks	Owner	Mar.	Apr	May	Jun	Jul	Aug	Sep	Oct	Nov	Dec	Jan	Feb	Mar
Orca HW (6D) and FW (Ahi) Complete	Both		26-Apr

Test Orca with TaterTot (Host software)	Both?			May 13 Start testing

Squid Prototype Development	Visualant			May 27 Start to test working unit

Self Calibration Development				Starts May 13 We have to work with Prof Furness to plan this we can start when we have Orca, FW, and Host Software

Skunk Works	Visualant	This is work with RATLab. The only real schedule is 'submit entry into xprize'

Dev. Kit (6D rev 1) Release to Market	Both				End June. We see the Dev Kit potentially being released with Calibration algorithm as a later update

Dev. Kit (Squid) Release to Market	Both						To be discussed between Visualant and SPP working group based on schedule above

Market Research with Dev. Kit (6D rev 1)	Both						After the market release(3 to 6 months? To be discussed)

Market Research with Dev. Kit (Squid)	Both						After the market release(3 to 6 months? To be discussed)

Market response wrap up	Both						after above two activities

Ver. 7 Concept design	Both						after above
Ver. 7 top level configuration docs	Visualant?						TBD
Ver. 7 tests/ Callibration	Both						TBD
Ver. 7 release	Both						TBD